                                                                   EXHIBIT 10.14

[RIVERBED Technologies(TM) LOGO]

              SCOUTIT(TM) SOFTWARE LICENSE AND SERVICES AGREEMENT

     THIS SCOUTIT(TM) SOFTWARE LICENSE AND SERVICES AGREEMENT (this "Agreement") is made effective as of November 15, 1999 ("Effective Date") as set forth below between Riverbed Technologies, Inc., a Delaware corporation, with offices located at 2070 Chain Bridge Road, Suite 475, Vienna, Virginia ("Riverbed"), and OmniSky Corp., a Delaware corporation ("Licensee").

                                  SUMMARY PAGE

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LICENSEE INFORMATION:
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Company Name: OmniSky Corp.         Business Contact Information:   Technical Contact Information:
Address:      299 California Ave.   Name: Mike Dolbec               Name: Dave Arada
              Palo Alto, CA 94306
Telephone:    650-473-9700          Telephone:                      Telephone:
Fax:          650-323-6785          Fax:                            Fax:
Web address:  www.omnisky.com       e-mail:                         e-mail:
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LICENSEE AGREES TO BUY AND ACCEPT DELIVERY OF THE FOLLOWING:

  SOFTWARE PRODUCT:           Units:                                PER UNIT PRICE:               SUBTOTAL:
  ScoutIT(TM) Server License                  3                     $[***]                        $[***]
  ScoutIT(TM) per Subscriber
                                 [***] to  [***]   As reported      $     [***] per Subscriber     TBD
                                 [***] to  [***]   As reported      $     [***] per Subscriber     TBD
                                 [***] to  [***]   As reported      $     [***] per Subscriber     TBD
                                 [***] to          As reported      $     [***] per Subscriber     TBD
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                                                                      TOTAL:                      $[***]
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  PROFESSIONAL SERVICES:
     Consulting Services        estimate     ___ hour               $    [***]                    $__________
  MAINTENANCE AND SUPPORT SERVICES FEES:
     Annual Fees (for ScoutIT Server Licenses)                                                    $[***]
  Maintenance and support begins 60 days after Effective Date and is calculated at 15% of site license price.

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TERM:   From the Effective Date to December 31, 2001, renewable as described in  Exhibit C.

PAYMENT TERMS:
  Software - 100% of Server License fees:         Due 30 days from Effective Date:   $[***]*
  Annual Maintenance and Support Service fees:    Due 60 days from Effective Date:   $[***]*

  Professional Services:                          Due as incurred:                   $       TBD
                                                                                     -----------
  Subscriber Fees (as reported):                  Due net thirty (30) days from the
                                                  end of each calendar quarter.

  ALL PAYMENTS ARE IN US DOLLARS AND DO NOT INCLUDE APPLICABLE TAXES OR TARIFFS.

*For a period of 12 months from the Effective Date, should OmniSky, Corp. sign a revised contract including additional ScoutWare products, these fees shall be credited towards the fees due on the revised contract.

This Summary Page, the attached Terms and Conditions and the attached Exhibits together form the complete agreement between Riverbed and the Licensee with respect to the subject matter hereof. Riverbed and Licensee agree to be bound by the terms and conditions of this Agreement. Prices are valid until December 31, 1999.

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 RIVERBED TECHNOLOGIES, INC., a Delaware Corporation:        OmniSky Corp., a Delaware  Corporation:
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 By: /s/ TODD P. HEADLEY       Date: 12/13/99                 By: /s/ MICHAEL D. DOLBEC   Date: 12/10/99
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 Name/Title:  Todd P. Headley, CFO                            Name/Title: Michael D. Dolbec, CFO
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Confidential and Proprietary - Prepared 12/10/99

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                            TERMS AND CONDITIONS OF
                SCOUTIT SOFTWARE LICENSE AND SERVICES AGREEMENT

1.   LICENSE

A. Riverbed hereby grants to Licensee a perpetual (subject to Section 11), limited, non-exclusive, non-transferable, right and license to use the computer software components (the "Software") and documentation (the "Documentation") listed on the Summary Page on the terms and conditions of this Agreement. All terms and conditions of this Agreement are material terms of the license granted by this Agreement. Riverbed will provide Licensee with a single copy of the Software on machine-readable media. Licensee may use the Software and Documentation only on the terms set forth on the Summary Page, only for the conduct of Licensee's own business, and only to service Licensee's own customers accessing Licensee's services. Licensee may not use the Software or Documentation as part of a commercial time-sharing or service bureau operation or in any other resale capacity. Licensee may not transfer, rent, lease, or otherwise transfer possession of the Software to a third party.

B. Licensee acknowledges and agrees that the Software and Documentation are owned by, and shall remain the sole property of, Riverbed, that the Software and Documentation contain, embody and are based upon patented or patentable inventions, trade secrets, copyrights and other intellectual property rights (collectively, "Intellectual Property Rights") owned or controlled by Riverbed, and that Riverbed shall continue to be the sole owner of all Intellectual Property Rights in and to Software and Documentation including, without limitation, any derivative works of Software and Documentation produced by Riverbed. This Agreement does not convey to Licensee title or ownership of the Software or Documentation, but only a right of limited use in accordance with this Agreement. Licensee's agreements with its customers or subscribers shall be no less protective of Riverbed's Intellectual Property Rights than the terms contained herein. Licensee shall not remove, replace or obscure Riverbed's marks or proprietary notices contained in or displayed by the Software.

C. Notwithstanding anything to the contrary in this Agreement, Licensee may not use the Software in any high risk environment, including without limitation:
(i) online air traffic or aircraft navigation control; (ii) the design, construction, operation, or maintenance of any nuclear facility; (iii) life support systems; or (iv) the design, construction, operation, or production of weapons or weapon systems.

D.   Riverbed reserves all rights not expressly granted under this Agreement.

2.   LICENSE AND MAINTENANCE FEES

A. As compensation for the license and the maintenance and support services provided under this Agreement, Licensee will pay the fees specified on the Summary Page.

B. Licensee will pay all taxes arising out of this Agreement except taxes based upon the net income of Riverbed.

C. All payments will be paid to Riverbed by check or electronic funds transfer in accordance with instructions provided by Riverbed. License fees will be due on the Effective Date of this Agreement, except as otherwise specified on the Summary Page. Unless otherwise specified on the Summary Page, maintenance fees for any Maintenance Period will be due 30 days prior to the start of the Maintenance Period, and Riverbed shall invoice Licensee 30 days before such Maintenance fees are due. Fees for Consulting Services will be invoiced monthly, based on the number of hours of Consulting Services provided during the preceding month, and are due and payable 30 days from date of invoice. Any payment not made by Licensee when due under this Agreement will be subject to interest from the date such payment was due through the date paid, at a rate of one and one-half percent (1 1/2%) per month, or the maximum rate allowable at law, if less.

3.   PERMISSION TO COPY OR MODIFY THE SOFTWARE

A. Licensee may copy the Software only for Licensee's own use for back-up and archival purposes in conjunction with Licensee's permitted use of the Software. Licensee may copy the Documentation for Licensee's own use of the Software in accordance with this Agreement, but only as specified on the Summary Page. Any copies that Licensee makes of the Software and Documentation, in whole or in part, shall be and remain Riverbed's sole property. Licensee agrees to reproduce and include Riverbed's copyright, trademark, and other proprietary rights notices on any copies of the Software and Documentation, including, without limitation, partial copies.

B. Licensee acknowledges and agrees that, except as specifically set forth in this Agreement, it does not acquire under this Agreement any rights of use or ownership with respect to any trade names, trade dress, trademarks, service marks, commercial symbols, copyrightable material, designs, logos and/or any other intellectual property of Riverbed.

C. Licensee agrees not to modify, create derivative works of, translate, reverse engineer, decompile, disassemble or extract ideas, algorithms or procedures from the Software except as permitted by applicable law.

4.   CO-MARKETING

In connection with entering into this Agreement, the parties may agree to promote each other and each other's products and services. Any such co-marketing terms and conditions are set forth in Exhibit A. Riverbed shall have the right to refer to Licensee as a licensee of Riverbed software, provided that Riverbed shall obtain Licensee's approval prior to using Licensee's name.

5.   NONDISCLOSURE

A. "Confidential Information" means any and all information which is of a confidential, proprietary or trade secret nature that is furnished or disclosed by either Party ("Disclosing Party") to the other Party ("Receiving Party") under this Agreement. Confidential Information includes the Software and Documentation, whether or not marked as confidential, the specific business terms of this Agreement, business plans, technical data, programs, contracts, client lists, financial information, sales and marketing plans, business information, and any other information that is marked as "Confidential," "Proprietary," "Trade Secret" or in some other manner to indicate its confidential, proprietary or trade secret nature. "Confidential Information" will be deemed to exclude any particular information that, as evidenced by written documentation: (i) is or becomes publicly known without violation of this Agreement; (ii) is already known to the Receiving Party without restrictions as of the time of its disclosure; (iii) is independently developed by the Receiving Party without reference to the Confidential Information; or
(iv) after its disclosure, is made known to the Receiving Party without restrictions by a third party having the right to do so.

B. Confidential Information will remain the property of the Disclosing Party, and the Receiving Party will not be deemed by virtue of this Agreement or any access to Confidential Information to have acquired any right or interest in or to any such Confidential Information. For a period of three years from the date of disclosure of any Confidential Information, the Receiving Party shall: (i) hold the Confidential Information in strict confidence and not disclose any such Confidential Information to any third party (except as provided below);
(ii) use the Confidential Information solely and exclusively in accordance with the terms of this Agreement in order to carry out its obligations and/or exercise its rights

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under this Agreement; and (iii) notify the Disclosing Party promptly of any unauthorized use or disclosure of the Confidential Information and cooperate with and assist the Disclosing Party in every reasonable way to stop or minimize such unauthorized use or disclosure. The Receiving Party shall not disclose or permit the disclosure of Confidential Information to third parties unless such third parties have a reasonable need to know such information in connection with the Receiving Party's rights, duties and obligations under this Agreement and each such third party has entered into a written confidentiality agreement containing substantially the same protection as the confidentiality provisions contained herein.

C. If Licensee receives a subpoena or other validly issued administrative or judicial notice requesting the disclosure of Riverbed's Confidential Information, Licensee will promptly notify Riverbed and, if so requested, will provide reasonable cooperation to Riverbed in resisting the disclosure. Subject to its obligations stated in the preceding sentence, Licensee will be entitled to comply with any binding subpoena or other process to the extent required by law, but will in doing so make every effort to limit the scope and secure confidential treatment of any materials it is compelled to disclose.

D. Licensee agrees that if a court of competent jurisdiction determines that Licensee has breached, or attempted or threatened to breach, its confidentiality obligations to Riverbed or Riverbed's proprietary rights, Riverbed will be entitled to obtain appropriate injunctive relief and other measures restraining further or attempted or threatened breaches of such obligations. Such relief or measures shall be in addition to, and not in lieu of, any other rights and remedies available to Riverbed.

E. The provisions of this Section 5 shall remain in full force and effect and otherwise survive the expiration or termination of this Agreement.

6.   WARRANTIES

A. Riverbed shall promptly notify Licensee of the date on which the Software is shipped ("Shipping Date"). Riverbed warrants that, during the period ending sixty (60) days after the Shipping Date (the "Warranty Period"), performance of the unmodified Software as delivered will conform in all material respects with its then-current Documentation.

B. Riverbed warrants that, to its knowledge, neither the Software nor the Documentation infringe upon any patent, copyright, trademark or trade secret of any third party existing as of the Effective Date and arising or enforceable under the laws of the United States.

C. Riverbed warrants that any Consulting, Maintenance or Support Services provided under this Agreement will be performed in a workmanlike manner consistent with reasonably applicable industry standards.

D. Notwithstanding the foregoing provisions of this Section 6, Riverbed does not warrant the Software against material deviations from the Documentation or claims of infringement caused by: (1) modifications made to the Software or any portion of it by anyone other than Riverbed and its subcontractors; or (2) the combination, operation or use of the Software with any software or equipment that Riverbed did not supply to Licensee; or (3) Licensee's failure to use any new or corrected versions of the Software or Documentation made available by Riverbed.

E. Riverbed warrants that the Software will accurately process date/time data, including calculating, comparing, and sequencing from, to, during, and between the years 1999 and 2000 and correctly processing leap year calculations, in accordance with the Documentation, provided that all information technology products used in combination with the Software provide unambiguous, error-free data and interoperate properly in effecting the exchange of such data.

F. Riverbed will have no liability for, and expressly disclaims warranty with regard to, the use of the Software in high-risk environments as specified in
Section 1.C.

G. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTIES ARISING FROM STATUTE, COURSE OF DEALING, COURSE OF PERFORMANCE OR USAGE OF TRADE.

7.   EXCLUSIVE REMEDIES FOR BREACH OF WARRANTY; INDEMNITY

For any breach of the warranties contained in Section 6, Licensee's exclusive remedy and the entire liability of Riverbed will be as follows:

A. If the Software does not perform as warranted in Sections 6.A or 6.E, Riverbed's sole obligation will be to correct or modify the Software to make it perform as warranted. If, after a reasonable opportunity to correct or modify the Software, Riverbed is unable to make the Software perform as warranted, Licensee will be entitled to recover Licensee's actual money damages subject to the limitations set forth in Section 9. Riverbed may, at its option, investigate and correct suspected nonconformities at Riverbed's offices to the extent possible. If Riverbed's personnel travel to Licensee's place of business at Licensee's direction to perform services that Riverbed could have performed remotely and Riverbed notifies Licensee as soon as practicable after learning that the services could be performed remotely, Licensee will pay Riverbed for the actual travel time expended, reasonable travel and other out-of-pocket expenses of Riverbed's personnel. If a suspected nonconformity is attributable to a cause other than the unmodified Software as originally delivered by Riverbed, then Licensee will pay for Riverbed's work on a time-and-materials basis, plus reasonable travel and out-of-pocket expenses of Riverbed's personnel.

B. If a third party brings an action against Licensee based upon a claimed breach of the warranty given by Riverbed in Section 6.B (subject to Section 6.D), then Riverbed will, at its own expense, settle the claim or defend Licensee in such proceeding and pay all settlements, costs, damages and legal fees finally awarded, provided that Licensee promptly notifies Riverbed in writing of the proceeding, provides Riverbed a copy of all information received by Licensee with respect to the proceeding, and cooperates with Riverbed in defending or settling the proceeding. Licensee shall allow Riverbed to control the defense and settlement of the proceeding, including, without limitation, the selection of attorneys; provided that, in any settlement, Riverbed shall obtain a complete and unconditional release of Licensee. If such a proceeding is brought or appears to Riverbed to be likely to be brought, Riverbed may, at its sole option and expense, either obtain the right for Licensee to continue using the allegedly infringing item(s) or replace or modify such item(s) to resolve such proceeding. If such a proceeding is brought or appears to Riverbed to be likely to be brought, Riverbed may, at its sole option and expense, either obtain the right for Licensee to continue using the allegedly infringing item(s) or replace or modify the item(s) to resolve such proceeding. If Riverbed finds that neither of these alternatives is available to it on commercially reasonable terms, Riverbed may require Licensee to return the allegedly infringing item(s), in which case Licensee will receive a refund of the amounts paid by it for the returned item(s), depreciated on a straight-line basis over a five (5) year period commencing on the date the allegedly infringing item(s) were delivered to Licensee by Riverbed. This Section 7.B states Riverbed's entire obligation to Licensee and Licensee's sole remedy with respect to any claim of infringement involving the Software.

C. In case of a breach of the warranty given in Section 6.C, Riverbed's sole obligation will be to correct or re-perform any affected Consulting, Maintenance or Support Services at no extra charge. If, after having a reasonable opportunity, Riverbed fails to correct or re-perform any non-conforming Consulting, Maintenance or Support Services, Licensee shall be entitled to obtain a full refund of all fees corresponding to such non-conforming Services.

D. Except for claims covered by Section 7.B, Licensee shall defend at its expense, indemnify and hold Riverbed and its respective officers, directors, shareholders, employees and agents (the "Indemnitees") harmless from all claims or actions by third parties arising out of or relating to Licensee's use of or inability to use the Software and

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Documentation and pay all settlements, costs and expenses (including, without limitation, costs of investigation and reasonable legal fees and expenses), damages, liabilities and awards provided that Riverbed promptly notifies Licensee in writing of the claim, provides Licensee a copy of all information received by Riverbed with respect to the claim or action, cooperates with Licensee in defending or settling the claim or action, and allows Licensee to control the defense and settlement of the claim or action, including, without limitation, the selection of attorneys. The indemnitee shall have the right to participate in the settlement or defense of any such claim or action at its own expense. If, as a result of Licensee's negligence, Riverbed or Riverbed's employees suffer personal injury or property damage, Licensee will reimburse Riverbed for that portion of any claims Riverbed actually pays for which Licensee is legally responsible.

E. The limitations of liability set forth in Section 9 will apply notwithstanding the failure of any exclusive remedy set forth in this Section 7.


8.   SOFTWARE MAINTENANCE AND SUPPORT SERVICES

A. At the expiration of the Warranty Period, Licensee may buy maintenance and support services for the Software for an initial twelve (12) month period (a "Maintenance Period") upon payment to Riverbed of the amount specified on the Summary Page. At the expiration of the Initial Maintenance Period or any subsequent Maintenance Period, Licensee may buy Maintenance and Support Services for the Software for another Maintenance Period at Riverbed's then-current prices: provided that: (i) Riverbed is still offering maintenance and support Services for the Software; (ii) Licensee has paid the maintenance fees for all prior Maintenance Periods; and (iii) Licensee incorporates into the Software within 30 days of the issue date all enhancements and corrections to the Software that Riverbed has made available to Licensee. Notwithstanding the foregoing, Riverbed will provide Maintenance and Support Services for the currently released version of the Software and the immediately prior version of the Software.

B. Maintenance and Support consists of the following services: (i) Riverbed will consult with Licensee for a reasonable amount of time by telephone during Riverbed's normal business hours to assist Licensee in the use of the Software;
(ii) Riverbed will use its best efforts to supply computer program code to correct any material nonconformities in the Software from the Documentation; and (iii) Riverbed will provide Licensee with all fixes, workarounds, and enhancements to the Software that Riverbed develops and generally makes available at no charge to other licensees of the Software.

C. Riverbed may, at its option, investigate and correct suspected Errors at Riverbed's offices to the extent possible. If Riverbed's personnel travel to Licensee's place of business at Licensee's request to perform maintenance and support services that Riverbed could have performed remotely, Licensee will pay Riverbed for the actual travel time and reasonable travel and out-of-pocket expenses of Riverbed's personnel. If Riverbed and Licensee mutually determine that a suspected nonconformity is attributable to a cause other than the unmodified Software as delivered by Riverbed, then Licensee will pay for Riverbed's work on a time-and-materials basis, including reasonable travel and out-of-pocket expenses of Riverbed's personnel. If no mutual determination can be agreed upon, Licensee will pay for the reasonable travel and out-of-pocket expenses of Riverbed's personnel only.

D. All enhancements and corrections to the Software provided by Riverbed under this Section 8 will become a part of the Software for the purposes of this Agreement at the time they are provided to Licensee and are hereby included within the license grant, and subject to the provisions of, this Agreement.

E.   Except for the maintenance and support services provided pursuant to this
Section 8, this Agreement does not include any other professional services in connection with Riverbed's provision of the Software. Additional Consulting Services are offered to Licensee under the terms specified in Exhibit B.

9.   LIMITATION OF LIABILITY

A. To the maximum extent permitted by applicable law, Riverbed's entire liability and Licensee's exclusive remedy for damages from any event or claim arising under or relating to this Agreement, for any cause whatsoever, and regardless of the form of action, whether in contract or in tort (including, without limitation, breach of warranty and negligence), will be limited as follows:

(1) Riverbed will be liable for Licensee's direct damages only, in an amount not to exceed, in the aggregate for all claims, the total amount of license fees paid to Riverbed under this Agreement, except that in the case of claims relating to any maintenance and support services provided under Section 8, Riverbed's liability shall be limited to the total amount of maintenance fees for the Maintenance Period in which the claim arose, and in the case of Consulting Services provided pursuant to Exhibit B, Riverbed's liability shall be limited to the cost of the Work Order under which the claim arose.

(2) IN NO EVENT WILL RIVERBED BE LIABLE FOR (A) ANY DAMAGES CAUSED BY A PARTY'S FAILURE TO PERFORM ITS RESPONSIBILITIES; (B) ANY CLAIMS OR DEMANDS OF THIRD PARTIES (OTHER THAN THOSE THIRD PARTY CLAIMS COVERED BY SECTION 7.B); OR
(C) ANY LOST PROFITS, LOSS OF BUSINESS, LOSS OF USE, LOST SAVINGS OR OTHER CONSEQUENTIAL, SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY OR PUNITIVE DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

(3) Riverbed will not be held responsible, or to have failed to meet its obligations under this Agreement, if it either delays performance or fails to perform as a result of any cause beyond its reasonable control.

B. The foregoing limitations shall not apply to the payment of settlement costs, damages and attorneys fees referred to in Section 7.B. The limitations of liability set forth in this Section 9 will survive the expiration or termination of this Agreement.

10.  THIRD PARTY PRODUCTS

Licensee acknowledges that the Software requires the third party products specified in the documentation identified on the Summary Page (the "Third Party Products") in order to be operable. Prior to using the Software, Licensee must obtain the Third Party Products (or a license to use the Third Party Products, as applicable) from the applicable third party suppliers. Changes in the Software which Riverbed may make from time to time may make it necessary for Licensee to acquire, at its own expense, updated versions of the Third Party Products or additional third party products. Riverbed shall have no warranty or maintenance obligations for any Third Party Products.

11.  TERMINATION

A. Either party may terminate this Agreement and the license granted by this Agreement upon thirty (30) days' prior written notice if the other has materially failed to comply with any of the terms and conditions of this Agreement and fails to cure its non-compliance within such 30-day period. Notwithstanding the foregoing, if Licensee breaches the terms of Section 1.B or its nondisclosure obligations under Section 5, Riverbed shall have the right, without affecting any other rights and remedies Riverbed may have, to terminate this Agreement immediately upon written notice to Licensee. Termination of this Agreement will be in addition to, and not in lieu of, other remedies available to the terminating party under this Agreement.

B. Within fifteen (15) business days after the expiration or termination of this Agreement for any reason, Licensee must, at Riverbed's option, either deliver to Riverbed or destroy the original and all copies (including partial copies) of the Software, the Documentation, all Riverbed Confidential Information, and any other materials provided by Riverbed under this Agreement, and certify in writing to Riverbed that Licensee has fully performed its obligations under this paragraph.

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12.  LAW AND DISPUTES

A. Any unresolved dispute relating to or arising from this Agreement shall be resolved exclusively by a three (3) person arbitration panel, with such arbitration proceeding conducted in accordance the Commercial Rules of the American Arbitration Association then in effect. The arbitration panel shall be composed of one arbitrator selected by each party and a third arbitrator selected by the other two arbitrators. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. Unless otherwise agreed by Riverbed and Licensee, arbitration will take place in Fairfax County, Virginia. Notwithstanding the foregoing, the parties shall be entitled to seek injunctive or other equitable relief from any court of competent jurisdiction, without the need to resort to arbitration. Service of a petition to confirm the arbitration award may be made by First Class mail or by overnight delivery service by a nationally recognized carrier to the attorney for the party or, if unrepresented, to the party at the last known business address.

B. The validity, construction and interpretation of this Agreement, and the rights and duties of the parties, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, excluding its choice of law rules, and excluding any application of the United Nations Convention on Contracts for the International Sale of Goods. The parties hereto consent to the jurisdiction of the state and federal courts of the United States serving Fairfax County, Virginia, in connection with any controversy arising out of the operation of this Agreement and agree not to bring any action in any other jurisdiction.

C. Licensee agrees to comply fully with all applicable export control laws and regulations, including those of the United States. Licensee agrees specifically not to export, re-export or transmit, directly or indirectly, the Software or Documentation or any technical data or service that is the direct product of the Software or Documentation, to any country for which the U.S. Export Administration Act, as currently amended, or its regulations, legally requires Licensee to obtain prior U.S. government authorization, unless such prior U.S. government authorization is obtained.

D. No proceeding, regardless of form, arising out of or in connection with the transactions covered by this Agreement may be brought by either party more than (2) years after the accrual of the cause of action, except that proceedings related to violation of a party's proprietary rights or any duty to protect Confidential Information may be brought at any time within the applicable statute of limitations.

13.  GENERAL TERMS AND CONDITIONS

A. Any notice or other communication required or permitted to be made or given by either party pursuant to this Agreement will be in writing, in English, and will be deemed to have been duly given: (i) five (5) business days after the date of mailing if sent by registered or U.S. certified mail, postage prepaid, with return receipt requested; (ii) when transmitted if sent by facsimile, provided a confirmation of transmission is produced by the sending machine and a copy of such facsimile is promptly sent by another means specified in this Section 13.A; or (iii) when delivered if delivered personally or sent by express courier service. All notices will be sent to the other party at its address as set forth on the Summary Page to this Agreement or at such other address as such party will have specified in a notice given in accordance with this Section 13.A.

B. Neither party may assign or otherwise transfer any right or obligation set forth in this Agreement without the other party's prior written consent, except that either party may assign any right or obligation set forth in this Agreement in connection with a merger, consolidation or sale of the party's business or all or substantially all of its stock or assets. Any purported assignment in violation of the preceding sentence will be null and void. This Agreement will be binding upon the parties and their respective successors and permitted assigns.

C. There are no intended third party beneficiaries of any provision of this Agreement.

D. Riverbed is and will remain an independent contractor with respect to all performance rendered pursuant to this Agreement. Neither Riverbed nor any employee or agent of Riverbed will be considered an employee or agent of Licensee for any purpose. Neither party, nor its employees, will have any authority to bind or make commitments on behalf of the other party for any purpose, nor will it or they hold itself or themselves out as having such authority. Each party will be solely responsible for supervising, providing daily direction and control, paying the salaries (including withholding of income taxes and social security), worker's compensation, and disability benefits of its personnel.

E. Each party acknowledges to the other that it has no current intention to employ any person employed by the other party. Each party agrees not to solicit for employment by such party or any of its affiliates, directly or indirectly, until at least twelve (12) months after this Agreement terminates, any person employed by the other party or any of its affiliates with whom such party had contact in the course of performance of this Agreement during the preceding twelve (12) months.

F. This Agreement (consisting of the Summary Page, these Terms and Conditions and the Exhibits attached hereto, all of which are incorporated by reference herein) constitutes the entire agreement between the parties, and supersedes all other prior or contemporaneous communications between the parties (whether written or oral), and all other communications relating to the subject matter of this Agreement. In the event of any conflict among the various parts of this Agreement, the terms of the Summary Page will supersede and take precedence over the Exhibits and these Terms and Conditions, and the Exhibits will supersede and take precedence over these Terms and Conditions. This Agreement may be modified or amended solely in a writing signed by both parties. Any terms contained in Licensee's purchase orders, acknowledgments, shipping instructions, or other forms, that are inconsistent with or different from the terms of this Agreement will be void and of no effect.

G. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of its provisions shall not affect the validity or enforceability of any of the other provisions. In addition, if any provision of this Agreement, for any reason, is declared to be invalid or unenforceable, the parties shall substitute a valid and enforceable provision that, to the maximum extent possible in accordance with applicable law, preserves the original intentions and economic positions of the parties.

H. No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy, and no waiver will be effective unless it is in writing and signed by the party waiving its right, power or remedy. If either party waives any right it has under this Agreement, such waiver will not waive any successive or other right the party may have under this Agreement.

I. Sections 5, 7, 9, 12, 13 and any provisions of this Agreement that by their sense and context contemplate continued performance or observance by one or both parties following the expiration or termination for any reason of this Agreement will survive any such expiration or termination.

J. Headings used in this Agreement are for convenience of reference only, and will not be used to interpret or construe this Agreement.

K. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

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                                   EXHIBIT A

               TO SCOUTIT SOFTWARE LICENSE AND SERVICES AGREEMENT
             BETWEEN RIVERBED TECHNOLOGIES, INC. AND OMNISKY CORP.

                               CO-MARKETING TERMS

Riverbed and Licensee agree to the following co-marketing terms.

          1. Riverbed and Licensee agree to deploy and maintain reciprocal internet "links" on their respective "Partner Websites" utilizing each party's respective corporate logo, with such artwork and message to be agreed upon and provided in an industry standard electronic format. Each party shall obtain the written consent of the other party prior to each form of use by a party of the other party's logo, trademarks, service marks or other marks or symbols used to identify the products or services of the other party.

          2. Riverbed and Licensee agree to collaborate on and jointly prepare a press release pertaining to this agreement, including statement from a senior representative of each Party. The content and timing of such releases shall be mutually agreed. Each Party shall obtain the other Party's prior written consent before releasing any information concerning that Party.

          3. Each party agrees to use reasonable efforts to introduce the other party to its business partners that may reasonably be in a position to make use of the other party's products or services.

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                                   EXHIBIT B
               TO SCOUTIT SOFTWARE LICENSE AND SERVICES AGREEMENT
             BETWEEN RIVERBED TECHNOLOGIES, INC. AND OMNISKY CORP.

                              CONSULTING SERVICES

Riverbed agrees to provide Consulting Services to Licensee under the following terms:

     1. All Consulting Services will be specified, in writing, in a mutually agreed work order (the "Work Order").

     2. Unless otherwise specified in a Work Order, the hourly rate for Consulting Services performed is subject to Riverbed's then-current standard hourly rates (currently $[***] per hour).

     3. As necessary to facilitate the performance of Riverbed's responsibilities under this Exhibit B, Licensee will arrange for Riverbed personnel to have timely access to appropriate Licensee facilities and personnel, and will arrange for Riverbed personnel to have suitable and safe access to Licensee's facilities and systems. Licensee will also provide commercially reasonable suitable office space and associated resources for Riverbed personnel working on-site, including all necessary computing and office support resources, and will promptly respond to Riverbed's requests to provide direction, information and approvals.

     4. Upon termination of the Agreement pursuant to Section 11 of the Terms and Conditions, this Exhibit B, and any Work Orders executed hereunder, will also terminate. Riverbed will pay Licensee for all services provided through the effective date of the termination, in accordance with the provisions this Exhibit B.

     5. The terms of this Agreement and the Exhibits shall take precedence over the terms of any Work Orders.

                         6 Confidential and Proprietary
                                   (12/10/99)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C
               TO SCOUTIT SOFTWARE LICENSE AND SERVICES AGREEMENT
             BETWEEN RIVERBED TECHNOLOGIES, INC. AND OMNISKY CORP.


                             PRICING AND REPORTING

This proposal is valid until December 31, 1999.

SOFTWARE PRICING:
ScoutIT(TM) Server Licenses:  3 Enterprise Licenses for $[***]

SUBSCRIBER FEES:
ScoutIT(TM) Subscriber Fees                  [***]         $[***] per Subscriber
                                             [***]         $[***] per Subscriber
                                             [***]         $[***] per Subscriber
                                             [***]         $[***] per Subscriber

Subscriber Fees are due for each new customer on a one-time basis in the quarter in which they initially begin service with Licensee. Subscriber Fees are due net 30 days from the end of each calendar quarter.

TERM:

This Agreement shall commence on the Effective Date of this Agreement and shall continue in full force and effect for an initial term ending on December 31, 2001. Thereafter, it shall automatically renew for successive one (1) year terms, unless earlier terminated in accordance with the termination provisions of this Agreement in Section 11.

REPORTING, RECORDS AND REVIEWS:

QUARTERLY REPORTS. Licensee shall, within thirty (30) days following the end of each calendar quarter during the term of this Agreement, provide Riverbed with a report of Licensee's number of new subscribers under this Agreement during the immediately preceding quarter in a form and format to be mutually agreed upon. For purposes of this agreement, a quarter shall be defined as the end of March, June, September and December of each calendar year.

BOOKS AND RECORDS. Licensee shall prepare and maintain on a current basis complete and accurate books and records concerning and documenting the subscription of the Licensed Products in accordance with the standards of accounting practice generally recognized as commercially reasonable.

AUDIT. Throughout the term of this Agreement, and for two years following its expiration or termination, a third party accountant shall, on ten (10) days prior written notice, have commercially-reasonable access during business hours to inspect and review the books and records of Licensee that pertain to this Agreement, and shall have the right pursuant to (and subject to Section 5 of) this Agreement to make copies of, or extracts from, such books and records in order to ascertain Licensee's compliance with all of the terms and provisions of this Agreement. If such inspection should reveal that Licensee's actual payments to Riverbed during the calendar year period covered by the inspection were less than ninety-five percent (95%) of the amount which should have been paid by Licensee to Riverbed during such period, Licensee shall, in addition to paying all fees and expenses of Riverbed in connection with such inspection and any interest on overdue amounts as provided for in this Agreement, remit to Riverbed the balance of the unpaid amount plus an additional amount equal to fifty (50%) of the unpaid amount, as a genuine estimate of the damages incurred by Riverbed from Licensee's failure to remit the appropriate amounts on a timely basis. Such payments shall constitute Riverbed's sole and exclusive remedy for any such underpayment by Licensee. Such audits shall take place not more frequently than one each calendar year.

                         7 Confidential and Proprietary
                                   (12/10/99)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT D
                       MASTER PREFERRED ESCROW AGREEMENT

                           Master Number____________

This Agreement is effective December __, 1999 among DSI Technology Escrow Services, Inc. ("DSI"), Riverbed Technologies, Inc. ("Depositor") and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 - DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quality. The Exhibit B must be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 Deposit Inspection. When DSI receives the Deposit Materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. IF DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) mail a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.5  Depositor's Representations. Depositor represents as follows:

     a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

     b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     c. The Deposit Materials are not subject to any lien or other encumbrance;

     d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit A, as the case may be; and

     e. The Deposit Materials are readable and usable in their current form or, if the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any Deposit Materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within 90 days of each release of a new version of the product that is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit

                         8 Confidential and Proprietary
                                   (12/10/99)
updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility that is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3 -- GRANT OF RIGHTS TO DSI

3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section
4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 4 -- RELEASE OF DEPOSIT

4.1 Release Conditions. The occurrence of a "Release Condition" shall be determined in accordance with Section 8.G. of the License Agreement.

4.2 Filing For Release. If a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to Sections 8.G. and 12.A. of the License Agreement. Subject to Section 5.2, DSI will continue to store the Deposit Materials without release pending
(a) joint instructions from Depositor and Preferred Beneficiary; (b) notice of resolution pursuant to Section 8.G. of the License Agreement; or (c) order of a court.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

4.5 Right to Use Following Release. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. The Preferred Beneficiary may not use, transfer or disclose the Deposit Materials for any purpose outside the scope of the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

ARTICLE 5 -- TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; (b) Preferred Beneficiary instructs DSI in writing that the Agreement is terminated as it relates to Preferred Beneficiary; or (c) the Agreement is terminated by DSI for nonpayment in accordance with
Section 5.2. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

                         9 Confidential and Proprietary
                                   (12/10/99)

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

     a.   Depositor's Representations (Section 1.5);

     b. The obligations of confidentiality with respect to the Deposit
        Materials;

     c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

     d. The obligation to pay DSI any fees and expenses due;

     e. The provisions of Article 7; and

     f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6 - DSI'S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

ARTICLE 7 - LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3 Dispute Resolution. Except for disputes related to the occurrence of a Release Condition, any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction that may direct DSI to take, or refrain from taking any action, that party shall:

     a.   Give DSI at least two business days' prior notice of the hearing;

     b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8 - GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this

                        10 Confidential and Proprietary
                                   (12/10/99)

Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

Depositor

RIVERBED TECHNOLOGIES, INC.             DSI TECHNOLOGY ESCROW SERVICES, INC.



By:____________________________         By:____________________________________

Name:__________________________         Name:__________________________________

Title:_________________________         Title:_________________________________

Date:__________________________         Date:__________________________________

                        11 Confidential and Proprietary
                                   (12/10/99)

                             PREFERRED BENEFICIARY
                                ACCEPTANCE FORM


                           Account Number____________

Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that ____________ is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective ____________, 1999 with DSI as the escrow agent and Riverbed Technologies, Inc. as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name                                                Account Number


------------------------------------                        -------------------------------

------------------------------------                        -------------------------------

------------------------------------                        -------------------------------


Notices and communications to Preferred Beneficiary
should be address to:                                       Invoices should be addressed to:

Company Name:
             -----------------------                        -------------------------------
Address:
        ----------------------------                        -------------------------------

        ----------------------------                        -------------------------------

        ----------------------------                        -------------------------------
Designated Contact:                                         Contact:
                   -----------------                                -----------------------
Telephone:
          --------------------------                        -------------------------------
Facsimile:                                                  P.O.#, IF REQUIRED:
          --------------------------                                           ------------



------------------------------------                        -------------------------------
Preferred Beneficiary                                       Depositor


By:                                                         By:
   ---------------------------------                           ----------------------------
Name:                                                       Name:
     -------------------------------                             --------------------------
Title:                                                      Title:
      ------------------------------                              -------------------------
Date:                                                       Date:
     -------------------------------                             --------------------------


DSI Technology Escrow Services, Inc.
By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------
Date:
     -------------------------------

                        12 Confidential and Proprietary
                                   (12/10/99)

[DSI TECHNOLOGY ESCROW SERVICES LOGO]

Fee & Services Schedule

          NEW ESCROW AGREEMENT                    ANNUAL FEE          SETUP FEE
Comprehensive Preferred                             $2,150              $1,050
-------------------------------------------------------------------------------
Master Preferred                                    $1,350              $2,050
-------------------------------------------------------------------------------
Reseller                                            $1,350              $2,050
-------------------------------------------------------------------------------
Preferred                                           $1,350              $1,050
-------------------------------------------------------------------------------
FlexSAFE                                            $1,250               $350
-------------------------------------------------------------------------------
SAFE                                                $1,250               $350
-------------------------------------------------------------------------------
Technology Protection                                $700               No Fee
-------------------------------------------------------------------------------
          ADDITIONAL BENEFICIARY
-------------------------------------------------------------------------------
Preferred                                           $650/ea.            $1,000
-------------------------------------------------------------------------------
Master Preferred                                    $650/ea.            No Fee
-------------------------------------------------------------------------------
FlexSAFE                                            $200/ea.            No Fee
-------------------------------------------------------------------------------
SAFE                                                $50/ea.             No Fee
-------------------------------------------------------------------------------
        ADDITIONAL DEPOSIT ACCOUNT
-------------------------------------------------------------------------------
Master Preferred                                     $700               No Fee
-------------------------------------------------------------------------------

SERVICE OPTIONS                                                         FEES
-------------------------------------------------------------------------------
Unlimited deposit or replacement plus
one additional storage unit                                          $300/yr.(1)
-------------------------------------------------------------------------------
Individual deposit updates or replacements                           $200/ea.
-------------------------------------------------------------------------------
DeposiTrack updates                                                  $300/ea.(1)
-------------------------------------------------------------------------------
Remote vaulting                                                      $500/yr.
-------------------------------------------------------------------------------
Release filing fee                                                   No Fee(2)
-------------------------------------------------------------------------------
Custom contracts                                                     No Fee(3)
-------------------------------------------------------------------------------
Additional storage units                                             $100/ea.
-------------------------------------------------------------------------------
Technical verification (estimates based on $200/hr.)
     Verification Level I                                        $800(1)   $1,2
     ------------------------------------------------------
     Verification Level II                                  00-$1,600
     ------------------------------------------------------
     Verification Level III                                 $3,200-$6,400
-------------------------------------------------------------------------------

------------
(1) Included in the Comprehensive Preferred annual fee.

(2) Copying expenses in excess of $300 will be chargeable.

(3) A one-time fee of $500 may be assessed for contract modifications that change DSI's standard processes.


                        17 Confidential and Proprietary
                                   (12/10/99)

EXHIBIT A


                           MATERIALS TO BE DEPOSITED

                        Account Number ________________

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:



Riverbed Technologies, Inc.
Depositor                                 Preferred Beneficiary

By: _________________________________     By: _________________________________

Name: _______________________________     Name: _______________________________

Title: ______________________________     Title: ______________________________

Date: _______________________________     Date: _______________________________



                        13 Confidential and Proprietary
                                   (12/10/99)

EXHIBIT B


                        DESCRIPTION OF DEPOSIT MATERIALS


Depositor Company Name
                       ---------------------------------------------------------
Account Number
               -----------------------------------------------------------------

Product Name                                              Version
             --------------------------------------------         --------------
(Product Name will appear on Account History report)

DEPOSIT MATERIAL DESCRIPTION
Quantity Media Type & Size         Label Description of Each Separate Item
                            (Please use other side if additional space is needed

               Disk 3.5" or
--------                    ---
               DAT tape      mm
--------                ----
               CD-ROM
--------
               Data cartridge tape
--------                           ----
               TK 70 or      tape
--------                ----
               Magnetic tape
--------                     ----
               Documentation
--------
               Other
--------             ------------------


PRODUCT DESCRIPTION:
Operating System
                 ---------------------------------------------------------------
Hardware Platform
                  --------------------------------------------------------------

DEPOSIT COPYING INFORMATION:
Is the media encrypted? Yes / No If yes, please include any passwords and the decryption tools.
Encryption tool name                             Version
                     ---------------------------         -----------------------

Hardware required
                  --------------------------------------------------------------
Software required
                  --------------------------------------------------------------

I certify for DEPOSITOR that the above     DSI has inspected and accepted the
described Deposit Materials have been      above materials (any exceptions are
transmitted to DSI:                        noted above):


Signature                                  Signature
          ----------------------------               ---------------------------
Print Name                                 Print Name
           ---------------------------                --------------------------
                                           Date Accepted:
                                                         -----------------------
Date                                       Exhibit B#
     ---------------------------------                --------------------------


     Send materials to: DSI, 9265 Sky Park Court, #202, San Diego, CA 92123
                                 (858) 499-1600

                        14 Confidential and Proprietary
                                   (12/10/99)

EXHIBIT C


                               DESIGNATED CONTACT

                           Master Number ____________

Notices and communications
should be addressed to:                 Invoices should be addressed to:


Company Name:______________________     ___________________________________

Address: __________________________     ___________________________________

         __________________________     ___________________________________

         __________________________     ___________________________________

Designated Contact: _______________     Contact: __________________________

Telephone: ________________________     ___________________________________

Facsimile: ________________________     P.O. #, if required: ______________

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, Deposit Materials and        Invoice inquiries and fee remittances
notices to DSI should be                to DSI should be addressed to:
addressed to:

DSI                                     DSI
Contract Administration                 Accounts Receivable
Suite 202                               Suite 1450
9265 Sky Park Court                     425 California Street
San Diego, CA 92123                     San Francisco, CA 94104

Telephone: (858) 499-1600               (415) 398-7900
Facsimile: (858) 694-1919               (415) 398-7914

Date: ______________________

                        15 Confidential and Proprietary
                                   (12/10/99)

                      ADDITIONAL ESCROW ACCOUNT AMENDMENT
                      TO MASTER PREFERRED ESCROW AGREEMENT

                           Master Number ____________

                        New Account Number ____________

Riverbed Technologies, Inc. ("Depositor") has entered into a Master Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.

Depositor desires that new Deposit Materials be held in a separate account and be maintained separately from the existing account. By execution of this Amendment, DSI will establish a separate account for the new Deposit Materials. The new account will be referenced by the following name: ____________________.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account. The termination or expiration of any other account of Depositor will not affect this account.

Riverbed Technologies, Inc.             DSI Technology Escrow Services, Inc.

By: _______________________________     By: _________________________________

Name: _____________________________     Name: _______________________________

Title: ____________________________     Title: ______________________________

Date: _____________________________     Date: _______________________________

                        16 Confidential and Proprietary
                                   (12/10/99)

                                  ADDENDUM TO
                SCOUTIT SOFTWARE LICENSE AND SERVICES AGREEMENT
             BETWEEN RIVERBED TECHNOLOGIES, INC. AND OMNISKY CORP.


This Addendum is attached to and forms part of a software license and services agreement dated as of November 15, 1999 (the "Agreement") between Riverbed Technologies, Inc. ("Riverbed") and OmniSky Corp. ("Licensee").

In the event of any inconsistency between the terms of this Addendum and any terms set out in the Terms and Conditions, the terms of this Addendum shall govern. Notwithstanding the terms contained in the Agreement, including this Addendum, the parties may mutually agree, at a future date, to supersede this Agreement with a master strategic license and services agreement to govern the provision of various products and services from Riverbed to Licensee.

     1.   SECTION 1.A IS AMENDED TO ADD THE FOLLOWING TO THE END OF SECTION 1.A:

          Licensee may sub-license the ScoutIT Software client application to its direct subscribers ("Subscribers") and reproduce that application as necessary to distribute it to such Subscribers. Licensee or its agents shall reproduce the ScoutIT Software client application in accordance with industry best practices to ensure high quality reproduction.

     2.   SECTION 6.A IS AMENDED TO READ AS FOLLOWS:

          "Riverbed shall promptly notify Licensee of the date on which the Software is shipped ("Shipping Date"). Riverbed warrants that, during the period ending sixty (60) days after the Shipping Date (the "Warranty Period"), performance of the unmodified Software as delivered will perform in all material respects according to its then-current Documentation when property installed on and used with the Microsoft Windows CE or Palm operating systems, in the form in which such systems exist as of the Effective Date."

     3.   SECTION 6.D IS AMENDED TO READ AS FOLLOWS:

          "Notwithstanding the foregoing provisions of this Section 6, Riverbed does not warrant the Software against material deviations from the Documentation or claims of infringement caused by: (1) modifications made to the Software or any portion of it by anyone other than Riverbed and its subcontractors; (2) the combination, operation or use of the Software with any software or equipment not supplied by Riverbed to Licensee other than with the Microsoft Windows CE or
          Palm operating systems as set forth in Section 6.A above; or (3) Licensee's failure to use any new or corrected versions of the Software or Documentation made available by Riverbed."

     4.   SECTION 7.D IS AMENDED TO READ AS FOLLOWS:

          "Except for claims caused by a breach of Riverbed's warranties contained in Section 6 of the Agreement (but only to the extent such beach caused the claim) and claims covered by Section 7.B, Licensee shall defend at its expense, indemnify and hold Riverbed harmless from all claims or actions by third parties arising out of Licensee's acts or omissions in connection its use of the Software and Documentation and pay all settlements, costs and expenses (including, without limitation, costs of investigation and reasonable legal fees and expenses), damages, liabilities and awards provided that Riverbed promptly notifies Licensee in writing of the claim, provides Licensee a copy of all information received by Riverbed with respect to the claim or action, cooperates with Licensee in defending or settling the claim or action, and allows Licensee to control the defense and settlement of the claim or action, including, without limitation, the selection of attorneys; provided that, in any settlement, Licensee shall obtain a complete and unconditional release of Riverbed. Riverbed shall have the right to participate in the settlement or defense of any such claim or action at its own expense. If, as a result of Licensee's negligence, Riverbed or Riverbed's employees suffer personal injury or property damage, Licensee will reimburse Riverbed for that portion of any claims Riverbed actually pays for which Licensee is legally responsible."

     5.   SECTION 8.C. IS AMENDED TO READ AS FOLLOWS:

          "Riverbed may, at its option, investigate and correct suspected Errors at Riverbed's offices to the extent possible. If Riverbed's personnel travel to Licensee's place of business at Licensee's request to perform maintenance and support services that Riverbed could have performed remotely and Riverbed notifies Licensee as soon as practicable after learning that such services could be performed remotely, Licensee will pay Riverbed for the actual travel time and reasonable travel and out-of-pocket expenses of Riverbed's personnel. If Riverbed and Licensee mutually determine that a suspected nonconformity is attributable to a cause other than the unmodified Software as delivered by Riverbed, then Licensee will pay for Riverbed's work on a time-and-materials basis, including reasonable travel and out-of-pocket expenses of Riverbed's personnel. If no mutual determination can be agreed upon, Licensee will pay only for the reasonable travel and out-of-pocket expenses of Riverbed's personnel."

     6.   A NEW SECTION 8.F. HEREBY IS ADDED TO THE AGREEMENT AS FOLLOWS:

          "Copies of the Software in programming source code along with necessary documentation for installing, maintaining or modifying the Software ("Deposit Materials") have been deposited with Data Securities International, Inc. of San Diego, California (or other escrow agent mutually agreed upon by the parties), under a deposit agreement, substantially in the form attached to the Agreement as Exhibit D (the "Deposit Agreement"). Riverbed shall maintain the Deposit Agreement in good force for each the first three
          Maintenance Periods hereunder, provided that Licensee shall pay the cost of maintaining Licensee as a Preferred Beneficiary under such Deposit Agreement. Riverbed shall update the Deposit Materials within 90 days of each release of a new version of Software and such updates will be added to the existing Deposit Materials. Riverbed shall not cancel or modify such Deposit Agreement without thirty days notice to Licensee. Licensee shall be entitled to access the Deposit Materials if a Release Condition as set forth in Section 8.G of the Agreement has occurred."

                        18 Confidential and Proprietary
                                   (12/10/99)

7.   A NEW SECTION 8.G. HEREBY IS ADDED TO THE AGREEMENT AS FOLLOWS:

     "If, during any of the first three annual Maintenance Periods, Riverbed, its successors or assigns

     (i) fails in any material respect to provide support for or maintain the Software licensed by Licensee in accordance with the terms of this Agreement during the term hereof; or

     (ii) fails to continue to do business in the ordinary course and no successor or assignee of Riverbed is obligated to support or maintain the Software in accordance with this Agreement during the term hereof, then, Licensee shall provide written notice of such failure (the "Notice") to Riverbed. Within thirty (30) days of receipt of the Notice, Riverbed shall cure such failure or mutually agree with Licensee on a plan to cure such failure and in good faith, implement such plan (each of the foregoing, a "Cure"). If the parties agree that Riverbed has failed to Cure, then, subject to Section 12.A of the Agreement, a "Release Condition" shall be deemed to have occurred and Licensee shall be entitled to (a) a prorated refund of the prepaid Software maintenance fees for the remainder of the Maintenance Period in which the Notice is received; and (b) the use the source code of the Software in accordance with the Deposit Agreement to continue to provide maintenance services to maintain and fix errors in the Software for Licensee's continued use of the Software. All dispute under this Section 8.G. that are unresolved by the parties (including, without limitation, whether a failure to provide support or maintenance has occurred or whether a Release condition has occurred) shall be resolved in accordance with Section 12.A of the Agreement, and the arbitrators' determination of whether a Release Condition has occurred shall be final and binding upon the parties and enforceable in any court of competent jurisdiction. The parties agree that they shall utilize the cure mechanism provided herein prior to informing DSI that a release condition has occurred."

8.   SECTION 9.A.1. IS AMENDED TO READ AS FOLLOWS:

     "Riverbed will be liable for Licensee's direct damages only, in an amount not to exceed, in the aggregate for all claims, the total amount of license fees paid to Riverbed under this Agreement, except that (a) in the case of claims relating to any maintenance and support services provided under
     Section 8, Riverbed's liability shall be limited to the total amount of maintenance fees for the Maintenance Period in which the claim arose, (b) in the case of Consulting Services provided pursuant to Exhibit B, Riverbed's liability shall be limited to the cost of the Work Order under which the claim arose, and (c) in the case of claims involving personal injury, Riverbed's liability shall not be limited to the total amount of fees paid by Licensee."

9.   SECTION 9.A.2. IS AMENDED TO READ AS FOLLOWS:

     "EXCEPT FOR CLAIMS INVOLVING PERSONAL INJURY, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR (A) ANY DAMAGES CAUSED BY A PARTY'S FAILURE TO PERFORM ITS RESPONSIBILITIES; (B) ANY CLAIMS OR DEMANDS OF THIRD PARTIES (OTHER THAN THOSE THIRD PARTY CLAIMS COVERED BY SECTION 7.B); OR (C) ANY LOST PROFITS, LOSS OF BUSINESS, LOSS OF USE, LOST SAVINGS OR OTHER CONSEQUENTIAL, SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY OR PUNITIVE DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FOR CLAIMS INVOLVING PERSONAL INJURY, NEITHER PARTY'S LIABILITY SHALL EXCEED $1,000,000."

10.  SECTION 11.B. IS AMENDED TO READ AS FOLLOWS:

     "Within thirty (30) days after the expiration or termination of this Agreement for any reason, Licensee must, at Riverbed's option, either deliver to Riverbed or destroy the original and all copies (including partial copies) of the Software, the Documentation, all Riverbed Confidential Information, and any other materials provided by Riverbed under this Agreement, and certify in writing to Riverbed that Licensee has fully performed its obligations under this paragraph."

11.  SECTION 13.E IS AMENDED TO READ AS FOLLOWS:

     "Each party acknowledges to the other that it has no current intention to employ any person employed by the other party. Each party agrees not to solicit for employment by such party or any of its affiliates, directly or indirectly, until at least twelve (12) months after this Agreement terminates, any person employed by the other party or any of its affiliates with whom such party had contact in the course of performance of this Agreement during the preceding twelve (12) months. However, this provision shall not be construed to prohibit either party or its affiliates from hiring any such person provided that the hiring party or its affiliates do not solicit such person for employment."

                        19 Confidential and Proprietary
                                   (12/10/99)

                               SECOND ADDENDUM TO
              SCOUTIT(TM) SOFTWARE LICENSE AND SERVICES AGREEMENT
             BETWEEN AETHER SOFTWARE, INC. AND OMNISKY CORPORATION

This Second Addendum is attached to and forms part of a software license and services agreement dated as of November 15, 1999, as amended by that certain Addendum dated December 10, 1999 (the "Initial Agreement") between Aether Software, Inc. (formerly Riverbed Technologies, Inc., hereinafter referred to as "Aether") and OmniSky Corporation ("Licensee"). Any reference in the Initial Agreement to "Aether" shall now refer to "Aether".

In the event of any inconsistency between the terms of this Second Addendum and any terms set out in the Terms and Conditions of the Initial Agreement, the terms of this Second Addendum shall govern. Notwithstanding the terms contained in the Agreement, to the extent not replaced by terms included in this Second Addendum, the terms and conditions of the Initial Agreement remain in full force and effect. The parties may mutually agree, at a future date, to supersede this Agreement with a master strategic license and services agreement to govern the provision of various products and services from Aether to Licensee.

     1. THE SUMMARY PAGE TO THE INITIAL AGREEMENT IS DELETED IN ITS ENTIRETY AND A NEW "SCOUTWARE(TM) SOFTWARE LICENSE AND SERVICES AGREEMENT" SUMMARY PAGE ("REPLACEMENT SUMMARY PAGE") IS ATTACHED IN PLACE THEREOF.

     2. EXHIBIT C TO THE INITIAL AGREEMENT IS DELETED IN ITS ENTIRETY AND A NEW EXHIBIT C IS ATTACHED IN PLACE THEREOF.

     3. SECTION 1.A OF THE INITIAL AGREEMENT IS DELETED IN ITS ENTIRETY AND IS REPLACED WITH THE FOLLOWING:

          (ii) SCOUTSYNC and SCOUTIT: Aether hereby grants to Licensee for the three (3) year term of this Agreement, a worldwide, limited, non-exclusive, non-transferable, right and license to use the computer software components (the "ScoutSync and ScoutIT Software") and documentation (the "ScoutSync and ScoutIT Documentation") listed as ScoutSync and ScoutIT on the Summary Page according to the terms and conditions of this Agreement. All terms and conditions of this Agreement are material terms of the license granted by this Agreement. Aether will provide Licensee with a single copy of the ScoutSync and ScoutIT Software on machine-readable media. Licensee may use the ScoutSync and ScoutIT Software and ScoutSync and ScoutIT Documentation only on the terms set forth on the Summary Page, only for the conduct of Licensee's own business or the business of a Subsidiary, and only to service Licensee's own customers or customers of a Subsidiary accessing Licensee's services. Licensee may not use the Software or Documentation as part of a commercial time-sharing or service bureau operation or in any other resale capacity apart from Licensee's service, as of the effective date of this agreement. Licensee may not transfer, rent, lease or otherwise transfer possession of the Software to a third party, except for the redistribution to end users of the client portion of the Software through the re-sale channel. Licensee may sub-license the ScoutSync and ScoutIT Software client application to its direct subscribers ("Subscribers") through the resale channel and reproduce the client application as necessary to distribute it through the resale channel to such Subscribers. Licensee or its agents shall reproduce the ScoutSync and ScoutIT Software client application in accordance with industry best practices to ensure high quality reproduction. In no event shall Licensee sublicense or transfer the server application of the Software, except in accordance with Section 13.B. of this Agreement. For purposes of this Agreement the term "Subsidiary" shall include only entities in which Licensee maintains more than twenty-five percent (25%) ownership interest.

     4. SECTION 1 IS FURTHER AMENDED TO ADD THE FOLLOWING NEW SUBSECTION E TO THE END OF SECTION 1:

          Currently Aether is in the process of developing data encryption support to the Software. To the extent that encryption becomes available during the term of this Agreement and provided Licensee is current on payments required under this Agreement, such product update will be sent without additional cost to Licensee when commercially available upon its GA release.

     5.   SECTION 6.A IS AMENDED TO ADD THE FOLLOWING TO THE END OF SECTION 6.A:

          Currently, Aether provides Licensee with Software to be used on Microsoft Windows NT with Palm device operating systems. Should Aether generally release a version of the Software to be used on other device operating systems, Aether warrants that the performance of such releases, if any, of such Software as delivered by Aether, and unmodified by any other party, will conform in all material respects with its then-current Documentation applicable to such operating system and release.

Dated as of May 31, 2000.

AETHER SOFTWARE, INC.,                OmniSky Corporation,
a Delaware corporation:               a Delaware Corporation:


By:  /s/ LARRY ROSHFELD               By:  /s/ BARAK BERKOWITZ
   ----------------------------          ---------------------------------------
Name/Title: Larry Roshfeld, SVP          Name/Title:  Barak Berkowitz, President

             SCOUTWARE(TM) SOFTWARE LICENSE AND SERVICES AGREEMENT

     This SCOUTWARE(TM) SOFTWARE LICENSE AND SERVICES AGREEMENT (this "Agreement") is effective as of November 15, 1999 (the "Effective Date") between Aether Software, Inc., a Delaware corporation with offices located at 8229 Boone Boulevard, Vienna, Virginia 22182 ("Aether"), and OmniSky Corporation, a Delaware corporation ("Licensee").

                            REPLACEMENT SUMMARY PAGE

-----------------------------------------------------------------------------------------------------------
LICENSEE INFORMATION:
-----------------------------------------------------------------------------------------------------------
Company Name:  OmniSky Corporation      Business Contact Information:      Technical Contact Information:
Address:       1001 Elwell Court        Name: Barak Berkowitz              Name: Dave Arruda
               Palo Alto, CA 94303
Telephone:     650-969-7700             Telephone:     650-962-4330        Telephone:    650-962-4330
Fax:           650-962-4500             Fax:           650-962-4500        Fax:          650-962-4500
Web address:   www.omnisky.com          e-mail:        barak@omnisky.com   e-mail:       dave@omnisky.com
-----------------------------------------------------------------------------------------------------------


LICENSEE AGREES TO BUY AND ACCEPT DELIVERY OF THE FOLLOWING:
     SOFTWARE PRODUCTS(1):         UNITS:                  SUBTOTAL:
     ScoutSync and ScoutIT(TM)     36 month subscription   $[***]

     MAINTENANCE AND SUPPORT SERVICES FEES:                Included in fee above
                                                  TOTAL:   $[***](2)

NOTES:
(1) The Software Products granted hereunder may be used by Licensee on a worldwide basis, subject to the terms of this Agreement. Licensee may request GA released versions of the ScoutSync and ScoutIT Software Products utilizing other device operating systems, if, and when available, and such products shall be made available to Licensee at no additional charge during the term of this Agreement.
(2) $[***] credit from initial order to be applied to payment schedule below.

TERM:     From June 1, 2000 to May 30, 2003.

PAYMENT TERMS:
Unless noted otherwise, Payments are due net 30 days from the following invoice date(s):
Software and Maintenance Fees:

   Invoice Dates:

    1) June 30, 2000 (due net 60 days) $[***] - $[***]                [***]
    2) Due in 33 equal monthly payments, beginning on July 15, 2000   [***]

 ALL PAYMENTS ARE IN US DOLLARS AND DO NOT INCLUDE APPLICABLE TAXES OR TARIFFS

This Summary Page, the attached Terms and Conditions and the attached Exhibits together form the complete agreement between Aether and the Licensee with respect to the subject matter hereof. Aether and Licensee agree to be bound by the terms and conditions on this Agreement. Prices are valid until May 31, 2000.

AETHER SOFTWARE, INC. a            OmniSky Corporation
Delaware corporation:              a Delaware corporation:

By: /s/ LARRY ROSHFELD                 By: /s/ BARAK BERKOWITZ
   -----------------------------       -----------------------------------
Name/Title: SVP                     Name/Title: Barak Berkowitz, President
            --------------------               ---------------------------



[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C
             SCOUTWARE(TM) SOFTWARE LICENSE AND SERVICES AGREEMENT BETWEEN AETHER SOFTWARE, INC. AND OMNISKY CORPORATION

                                   REPORTING

REPORTING, RECORDS AND REVIEWS:

QUARTERLY REPORTS. Licensee shall, within thirty (30) days following the end of each calendar quarter during the term of this Agreement, provide Aether with a report of Licensee's number of new subscribers under this Agreement during the immediately preceding quarter in a form and format to be mutually agreed upon. The report for the first quarter shall be a good-faith estimate of new subscribers with a reconciliation provided at the end of the second quarter. For purposes of this agreement, a quarter shall be defined as the end of March, June, September and December of each calendar year.

BOOKS AND RECORDS. Licensee shall prepare and maintain on a current basis books and records concerning and documenting the subscription of the Licensed Products in accordance with the standards of accounting practice generally recognized as commercially reasonable.

AUDIT. Throughout the term of this Agreement, and for six months following its expiration or termination, a third party accountant, satisfactory to Licensee, which consent shall be unreasonably withheld shall, on ten (10) business days prior written notice, have commercially-reasonable access, subject to appropriate confidentiality arrangements, during normal business hours to inspect and review the books and records of License that pertain to this Agreement, and shall have the right pursuant to (and subject to Section 5 of) this Agreement to make copies of, or extracts from, such books and records solely in order to ascertain Licensee's compliance with all of the terms and provisions of this Agreement. If such inspection should reveal that Licensee's actual payments to Aether during the calendar year period covered by the inspection were less than ninety-five percent (95%) of the amount which should have been paid by Licensee to Aether during such period, Licensee shall, in addition to paying all fees and expenses of Aether in connection with such inspection and any interest on overdue amounts as provided for in this Agreement, remit to Aether the balance of the unpaid amount plus an additional amount equal to twenty-five (25%) of the unpaid amount, as a genuine estimate of the damages incurred by Aether from Licensee's failure to remit the appropriate amounts on a timely basis. Such payments shall constitute Aether's sole and exclusive remedy for any such underpayment by Licensee. Such audits shall take place not more frequently than once each calendar year and must be completed within thirty (30) days after commencement.

                             PREFERRED BENEFICIARY
                                ACCEPTANCE FORM

                             Account Number 0105022

Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledges that OmniSky Corporation is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective May 19, 2000 with DSI as the escrow agent and Aether Software, Inc. as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name                             Account Number
------------                             --------------

   ScoutSync                                 0105022-00001
-----------------------------------      ------------------------------------
-----------------------------------      ------------------------------------
-----------------------------------      ------------------------------------


Notices and communications to Preferred  Invoices should be addressed to:
Beneficiary should be addressed to:      (if blank, same as information to the
                                         left)

Company Name: OmniSky Corporation        Company Name: OmniSky Corporation
             ----------------------                   -----------------------
Address:      1001 Elwell Court          Address:      1001 Elwell Court
             ----------------------                   -----------------------
Address:      Palo Alto, CA 94303        Address:      Palo Alto, CA 94303
              ----------------------                   -----------------------
Contact:                                 Contact:      Accounts Payable
             ----------------------                   -----------------------
Telephone:   650-962-7720                Telephone:    650-962-7700
             ----------------------                   -----------------------
Facsimile:                               Facsimile:
             ----------------------                   -----------------------
                                         P.O.     #, if
                                         required:
                                                      -----------------------

OmniSky Corporation                      Aether Software, Inc.
Preferred Beneficiary                    Depositor

By:   /s/ BARAK BERKOWITZ                By:
      -----------------------------            ------------------------------
Name:  Barak Berkowitz                   Name:
      -----------------------------            ------------------------------
Title: President                         Title:
      -----------------------------            ------------------------------
Date:                                    Date:
      -----------------------------            ------------------------------

DSI Technology Escrow Services, Inc.

By:
      -----------------------------
Name:
      -----------------------------
Title:
      -----------------------------
Date:
      -----------------------------

[DSI TECHNOLOGY ESCROW SERVICES LOGO]

Fee & Services Schedule

------------------------------------------------------------------------------
    NEW ESCROW AGREEMENT                            ANNUAL FEE     SETUP FEE
------------------------------------------------------------------------------
Comprehensive Preferred                               $2,150        $1,050
------------------------------------------------------------------------------
Master Preferred                                      $1,350        $2,050
------------------------------------------------------------------------------
Reseller                                              $1,350        $2,050
------------------------------------------------------------------------------
Preferred                                             $1,350        $1,050
------------------------------------------------------------------------------
FlexSAFE                                              $1,250        $  350
------------------------------------------------------------------------------
SAFE                                                  $1,250        $  350
------------------------------------------------------------------------------
Technology Protection                                 $  700        No Fee
------------------------------------------------------------------------------
   ADDITIONAL BENEFICIARY
------------------------------------------------------------------------------
Preferred                                             $650/ea.      $1,000
------------------------------------------------------------------------------
Master Preferred                                      $650/ea.      No Fee
------------------------------------------------------------------------------
FlexSAFE                                              $200/ea.      No Fee
------------------------------------------------------------------------------
SAFE                                                  $ 50/ea.      No Fee
------------------------------------------------------------------------------
   ADDITIONAL DEPOSIT ACCOUNT
------------------------------------------------------------------------------
Master Preferred                                      $  700        No Fee
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SERVICE OPTIONS                                                      FEES
------------------------------------------------------------------------------
Unlimited deposit or replacement plus
  one additional storage unit                                       $300/yr.(1)
------------------------------------------------------------------------------
Individual deposit updates or replacements                          $200/ea.
------------------------------------------------------------------------------
DeposiTrack updates                                                 $300/ea.(1)
------------------------------------------------------------------------------
Remote vaulting                                                     $500/yr.
------------------------------------------------------------------------------
Release filing fee                                                  No Fee(2)
------------------------------------------------------------------------------
Custom contracts                                                    No Fee(3)
------------------------------------------------------------------------------
Additional storage units                                            $100/ea.
------------------------------------------------------------------------------
Technical verification (estimates based on $200/hr.)
  Verification Level I                                              $800(1)
  Verification Level II                                          $1,200-$1,600
  Verification Level III                                         $3,200-$6,400
------------------------------------------------------------------------------

------------
(1) Included in the Comprehensive Preferred annual fee.
(2) Copying expenses in excess of $300 will be chargeable.
(3) A one-time fee of $500 may be assessed for contract modifications that change DSI's standard processes.